UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2007

WPT Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-14479	77-0639000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5700 Wilshire Blvd., Suite 350,
Los Angeles, California	90036
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code:    323-330-9900

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On November 5, 2007, the Company issued a press release discussing third quarter 2007 results. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated in this Item 2.02 by reference. The press release contains forward-looking statements regarding the Company.

The information in this Item 2.02, including the information set forth in the Company’s press release filed as Exhibit 99.1 to and incorporated in this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in Exhibit 99.1 furnished pursuant to this Item 2.02 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(d) Exhibits.

     99.1 Press Release issued November 5, 2007.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WPT Enterprises, Inc.

November 5, 2007	By:	/s/ Scott A. Friedman
Name: Scott A. Friedman
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued November 5, 2007